                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[ ]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                     TELECOMMUNICATIONS INCOME FUND X, L.P.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                     TELECOMMUNICATIONS INCOME FUND X, L.P.
                           701 Tama Street, Building B
                                   PO Box 609
                             Marion, Iowa 52302-0609

December        , 2002
         -------


----------------------------

----------------------------

----------------------------

----------------------------


The Proxy Statement and Notice of Meeting are being furnished to the limited partners of Telecommunications Income Fund X, L.P. (the "partnership") in connection with the solicitation of proxies by the general partner on behalf of the partnership to be used at the meeting of limited partners to be held on Monday, December 30, 2002, at 3:00 P.M. and at any adjournments or postponements thereof. The meeting will be held at 701 Tama Street, Building B, Marion, Iowa. At the meeting, the limited partners will be asked to consider and vote to amend the partnership's Amended and Restated Agreement of Limited Partnership (the "partnership agreement") to extend the term of the partnership.

The partnership entered the liquidation phase on December 31, 1999. As required by the partnership agreement, while in the liquidation phase the partnership has not reinvested in any equipment. Instead, it has focused its activities on an orderly liquidation of the assets of the partnership to provide funds to make liquidating distributions to the limited partners.

The partnership agreement provides that the partnership will terminate on December 31, 2002. If the partnership is terminated on that date, the general partner will legally dissolve on December 31, 2002 and the general partner will be obligated to wind up the partnership's affairs pursuant Section 487.803 of the Iowa Uniform Limited Partnership Law and Section 21.2 of the partnership agreement. This will require the general partner to sell certain assets in an expedited manner. Under these circumstances the general partner believes that it may be forced to liquidate assets at prices below the level that it might obtain if the general partner had a longer time horizon for the sale of the assets. The general partner believes that it is in the best interest of the partnership and the limited partners to extend the term of the partnership so the general partner can maximize the liquidation proceeds.

If the term is extended, the partnership would continue to hold certain leases, notes, stock and other assets currently owned by the partnership. Generally, payments on currently owned leases and notes would be collected in the ordinary course of business for the full term of the leases and notes. When collected, those payments would be available for distribution to limited partners.

Perhaps most importantly, the general partner believes that the value of certain stock owned by the partnership could be better realized if the partnership's term is extended. The partnership owns 592,500 shares of common stock in Murdock Communications Corporation. Although Murdock Communications Corporation had business operations when the partnership acquired its shares, it now is a shell corporation with no business operations. As publicly announced by Murdock Communications Corporation, over the



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

past 12 months, Murdock Communications Corporation has been in merger negotiations with Polar Molecular Corporation. If the merger is consummated, the general partner believes the price of Murdock Communications Corporation stock is likely to increase because the operations of Polar Molecular Corporation will become the business of Murdock Communications Corporation. By extending the term of the partnership, the general partner believes it will be better able to take advantage of the price appreciation of the merger. The proposed amendment is described in detail in the Proxy Statement. However, we can provide you with no assurance that the price will increase or that the value of the stock will not decline.

This proxy solicitation is made by the general partner on behalf of the partnership. The general partner seeks your affirmative vote, in person or by proxy, in favor of the amendment to the partnership agreement. For the reasons set forth in the accompanying Proxy Statement, the general partner recommends the limited partners vote in favor of the amendment.

Because it is important that your partnership interest be voted at the meeting, whether or not you plan to attend in person, we urge you to complete, date and sign the enclosed proxy and return it as promptly as possible in the accompanying envelope. If you do attend the meeting and wish to vote in person, even after returning your proxy, you still may do so.

We look forward to seeing you in Marion on December 30, 2002.

                                        Very truly yours,

                                        Ronald O. Brendengen
                                        Chief Financial Officer




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

                     TELECOMMUNICATIONS INCOME FUND X, L.P.
                           an Iowa limited partnership

                      NOTICE OF MEETING OF LIMITED PARTNERS
                         TO BE HELD ON DECEMBER 30, 2002

     A meeting of limited partners of TELECOMMUNICATIONS INCOME FUND X, L.P. (the "partnership") will be held on Monday, December 30, 2002, at 3:00 P.M. The meeting and any adjournments or postponements thereof will be held at 701 Tama Street, Building B, Marion, IA for the following purposes:

     ITEM 1. At the meeting the limited partners will be asked to consider and vote to approve an amendment to the partnership's Amended and Restated Agreement of Limited Partnership. The purpose of the amendment is to extend the term of the partnership to December 31, 2006.

     ITEM 2. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The general partner recommends that you vote in favor of Item 1.

     Only limited partners of record on October 22, 2002 will be entitled to vote at the special meeting or any adjournment or postponement thereof.

     This meeting is called by the general partner.

                                           General Partner:
                                           BERTHEL FISHER & COMPANY
                                           LEASING, INC.

                                           By:__________________________________
                                                  Thomas J. Berthel, President
Marion, Iowa
                  , 2002
------------------


          YOUR VOTE IS IMPORTANT. We would appreciate you promptly voting, signing and returning the enclosed proxy, which will help in avoiding the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is intended for your convenience.

                                 PROXY STATEMENT

                     TELECOMMUNICATIONS INCOME FUND X, L.P.

        701 Tama Street, Building B, PO Box 609, Marion, Iowa 52302-0609

                           Meeting of Limited Partners

                                December 30, 2002

         This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the meeting of limited partners to be held on Monday, December 30, 2002, at 3:00 P.M. at 701 Tama Street, Building B, Marion, Iowa, and at any adjournments or postponements thereof.

         Telecommunications Income Fund X, L.P. is a limited partnership organized under Iowa law on April 20, 1993. The partnership commenced operations on September 29, 1993. The partnership is managed by Berthel Fisher & Company Leasing, Inc., the general partner. The mailing address of the partnership is 701 Tama Street, Building B, PO Box 609, Marion, Iowa 52302-0609. Solicitation of proxies is being made by the mailing of the Notice of Meeting and this Proxy Statement with its enclosures on or about December , 2002.

         The general partner knows of no business other than that mentioned in the Notice of Meeting that will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

SOLICITATION AND REVOCATION OF PROXIES

         This Proxy Statement is being furnished to limited partners in connection with the solicitation of proxies by the general partner for use at the meeting of limited partners to be held at the time, place, and for the purposes set forth in the accompanying Notice of Meeting and at any adjournments or postponements thereof.

         Limited partners of record at the close of business on December 2, 2002 (the "Record Date") will be entitled to one vote for each unit held. As of the Record Date there were 86,716 units of the partnership outstanding. To the knowledge of the general partner, no person owned beneficially more than 5% of the partnership's outstanding units at the Record Date. As of the Record Date, the general partner and officers and directors of the general partner owned 40 units.

         The representation in person or by proxy of at least a majority of the outstanding units entitled to vote at the meeting is necessary to establish a quorum for the transaction of business. Approval of the amendment to the partnership agreement requires the affirmative vote of a majority of outstanding units. Only units voted in favor of the amendment will be counted toward achievement of a majority for purposes of the vote on the amendment; abstentions have the same effect as votes against the amendment.

         Proxies given by limited partners for use at the meeting may be revoked at any time prior to the exercise of the powers conferred by giving notice of revocation to the partnership in writing or at the




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

meeting or by delivering to the partnership a later appointment which supersedes the earlier one. Abstentions will be counted only for the purpose of determining the existence of a quorum but have the effect of a no vote on the proposal to amend the partnership agreement.

         The cost of soliciting proxies in the accompanying form will be borne by the partnership. To obtain the necessary representation at the special meeting, supplementary solicitations may be made by mail, telephone, or interview by directors, officers and regular employees of the general partner without additional compensation therefor. We anticipate that the total cost of any such supplementary solicitations will be nominal.

MANNER OF VOTING PROXIES

         All proxies received by the general partner will be voted on all matters presented at the meeting in accordance with the choices specified in such proxies, and if not limited to the contrary, will be voted for Item 1, amendment to the partnership agreement.

         The general partner knows of no other matters to be brought before the meeting. If, however, because of any unexpected occurrence, any other matters properly come before the meeting, it is the intention of the general partner that proxies not limited to the contrary will be voted at the discretion of the general partner.

REPORTS

         The 2001 Annual Report, which includes financial statements, and the quarterly reports filed with the Securities and Exchange Commission on Form 10-Q, have previously been mailed to each limited partner receiving this Proxy Statement.

FORWARD LOOKING STATEMENTS

         Certain statements in this Proxy Statement relate to future events and expectations, and as such, constitute what are called "forward-looking statements." For purposes of this Proxy Statement, any statements contained in this Proxy Statement that are not statements of historical fact may be deemed to be forward-looking statements. Without limitation by the foregoing description, the words "believes," "anticipates," "expects," "determined" and similar expressions used in this solicitation statement are intended to identify forward-looking statements. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the partnership to be materially different from historical achievements of the partnership. Although the partnership believes that its expectations reflected in such forward-looking statements are based on reasonable assumptions, no assurance can be given that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements herein include, among others, factors affecting the telecommunications industry and the leasing industry, interest rates, general economic, business and market conditions, changes in federal laws and increased competitive pressure in the leasing industry.

TERMINATION AND AMENDMENT OF PROXY STATEMENT.

         The general partner expressly reserves the right, in its sole discretion, at any time and from time to time to amend or supplement this Proxy Statement. Any amendment will be followed as promptly as practicable by written notice. Without limiting the manner in which the general partner may choose to make any written notice, except as provided by applicable law, the general partner will have no obligation to publish, advertise or otherwise communicate such notice by public announcement.


ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

         At the meeting, limited partners will act upon Item 1, as described in the accompanying notice of meeting, i.e., amendment of the partnership's Amended and Restated Agreement of Limited Partnership.

WHO IS ENTITLED TO VOTE?

         Only limited partners of record at the close of business on the Record Date, December 2, 2002, are entitled to receive notice of the meeting and to vote the units they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding unit entitles its holder to cast one vote on each matter to be voted upon. As of the Record Date there were 86,716 units of the partnership outstanding. The general partner owns 40 units of the partnership and is entitled to vote those units at the special meeting.

WHO CAN ATTEND THE MEETING?

         All limited partners as of the Record Date, December 2, 2002 or their duly appointed proxies may attend.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of 43,359 units on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 86,716 units of the partnership were outstanding, held by approximately 1567 limited partners of record. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting but will not be counted as votes cast "for" or "against" any given matter. If fewer than 43,359 units are represented at the meeting, a majority of the units present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.



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


HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy and return it to us, it will be voted as you direct. If you are a registered limited partner and you attend the meeting, you may deliver your completed proxy in person.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the general partner either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE GENERAL PARTNER'S RECOMMENDATIONS?

         The general partner recommends a vote FOR proposals presented in Item
1. Unless you give other instructions on your proxy, the persons named as proxy holders on the proxy will vote in accordance with the recommendations of the general partner. The general partner's recommendation and the reasons for such recommendation are set forth in detail below, under "Proposal for the Amendment to the Amended and Restated Agreement of Limited Partnership."

         The general partner does not know of any other matters that may be brought before the meeting. If any other matter should properly come before the meeting the proxy holders will vote as recommended by the general partner or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE ITEM 1?

         The affirmative vote of a majority of outstanding units is required to approve the amendment to the partnership agreement. A properly executed proxy marked to abstain with respect to the vote on Item 1 will not be voted with respect to Item 1, although it will be counted for purposes of determining whether there is a quorum. An affirmative vote of the majority of outstanding units in favor of Item 1 will bind all limited partners, even those limited partners who vote against it.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

         The partnership will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy. In addition to the use of mail, employees, officers and directors of the general partner may solicit proxies personally and by telephone. Employee, officers and directors of the general partner will receive no compensation for soliciting proxies other than their regular salaries.

         The approximate date that this Proxy Statement and the enclosed form of Proxy are first being sent to limited partners is December _________, 2002.
You should review this information in conjunction with the partnership's 2001 Annual Report on Form 10-K and the partnership's subsequent quarterly reports on Form 10-Q, which were previously sent to all limited partners. The partnership's principal executive offices are located at 701 Tama Street, Building B, PO Box 609, Marion, Iowa 52302-0609, and our telephone number is (319) 447-5700. A list of limited partners entitled to vote at the meeting will be available at the partnership's offices for a period of ten days prior to the meeting and at the meeting itself for examination by any limited partner.

                           INCORPORATION BY REFERENCE

         The SEC allows us to "incorporate by reference" in this proxy statement other information we file with it, which means that we can disclose information by referring you to those documents. This proxy statement incorporates important business and financial information about us that is not included in or delivered with this proxy statement. The documents incorporated by reference into this proxy statement contain important information that you should read.

         The following documents and information, which we have filed with the SEC, are incorporated by reference into this proxy statement:

               o The partnership's Annual Report on Form 10-K for the year ended December 31, 2001; and

               o The partnership's Quarterly Reports on Form 10-Q for the fiscal quarters ended after December 31, 2002.


         We have filed these documents with the SEC. Copies of these documents and other information filed by the partnership can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Citicorp Center, 500 West Madison, 14th Floor, Chicago, Illinois 60661. Copies of such documents also may be obtained, at prescribed rates, from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, DC 20549. The SEC also maintains a website (http://www.sec.gov) that contains copies of these documents and other information regarding companies such as the partnership that file electronically with the SEC.


                             SPECIAL CONSIDERATIONS

CONFLICTS OF INTEREST

         The partnership is subject to various conflicts of interest arising out of its relationship with the general partner and its affiliates. However, the general partner is accountable to the limited partners and the partnership as a fiduciary and, therefore, must exercise good faith and integrity with respect to partnership affairs. Such conflicts of interest include, but are not limited to, the following:

         Predetermined Conditions. Substantially all of the terms of the partnership agreement have been determined by the general partner prior to the admission of the limited partners into the partnership and



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

are not the result of arm's-length negotiations. The general partner has no specific procedures to resolve this conflict.

         Transactions with the Partnership. The general partner has performed and will continue to perform various services for the partnership. The selection of the general partner to perform the services was not a disinterested decision, and the terms and conditions for the performance of such services and the amount and terms of such compensation were not determined in arm's-length negotiations. There are no specific procedures to resolve this conflict.

         The partnership agreement imposes various constraints on the general partner in its dealings with the partnership. These constraints include restrictions which prohibit the general partner from (i) entering into contracts with the partnership which bind the partnership after expulsion of the general partner, (ii) receiving a rebate from the partnership, or (iii) using the funds or assets of the partnership in any manner except for the exclusive benefit of the partnership. Moreover, the general partner is subject to a fiduciary duty to the partnership in its performance of services and in evaluating the capabilities, services and compensation of other persons rendering services to the partnership.

         Compensation Payable to the General Partner. The fees payable by the partnership to the general partner were determined unilaterally by the general partner and are not the result of arm's-length negotiations. Other than the fiduciary duty of the general partner, there are no specific procedures to resolve this conflict.

         Competition with the General Partner and Affiliates. The general partner is engaged directly for its own account in the business of acquiring and leasing equipment. The general partner also serves as the general partner of Telecommunications Income Fund IX, L. P. ("TIF IX") and Telecommunications Income Fund XI, L. P. ("TIF XI"), both publicly owned limited partnerships that are engaged in the equipment leasing business. In seeking to sell the assets of the partnership, the partnership may be in competition with TIF IX and TIF XI.

         The partnership agreement does not prohibit the general partner and its affiliates from competing with the partnership. The general partner is accountable to the partnership as a fiduciary and consequently is under a fiduciary duty to exercise good faith and integrity in conducting the partnership's affairs and to conduct such affairs in a manner consistent with the best interest of the partnership.

         Competition for Management Time and Services. The partnership does not have separate management, but relies instead on the general partner for the management and administration of the partnership and its assets. The general partner believes that it has access to sufficient personnel to discharge all of its responsibilities to the partnership. The general partner may have conflicts of interest in allocating management time, services or functions between the partnership and other entities, including, but not limited to, the general partner's own business and other programs for which the general partner provides services. The officers and directors of the general partner will devote such time and will direct the general partner's employees to devote such time to the affairs of the partnership as the general partner, in its sole discretion, determines to be necessary for the conduct of the business of the partnership. However, the general partner has not adopted any specific procedures to resolve this conflict.

         Other Relationships with Manufacturers, Lessees, Lenders and Managers. The general partner may have ongoing relationships with manufacturers, lessees, lessors or managers of equipment and with brokers, lenders and others. Such relationships could influence the general partner to take actions, or forebear from taking actions, which an independent general partner might not take or forebear from taking. The general partner has not adopted any specific procedures to resolve this conflict.

         Lack of Separate Representation. The partnership and the general partner are not represented by separate counsel. The attorneys who perform services for the partnership also perform services for the general partner, certain of the general partner's affiliates, and other partnerships or ventures that the general partner or its affiliates have sponsored. In order to resolve any dispute regarding representation, should a dispute arise between the partnership and the general partner, the general partner anticipates it will retain separate attorneys and other experts to represent the partnership in such matter.

         Sale of Murdock Communications Corporation Stock. In addition to the partnership, several of the general partner's affiliates own significant amounts of Murdock Communications Corporation common stock. Any sales of Murdock Communications Corporation stock by the partnership could be made subsequent to, prior to, or concurrently with the sales of Murdock Communications Corporation stock by the general partner or its affiliates. Similarly, sales of such stock by the partnership could be made in conjunction with or separate from sales by the general partner or its affiliates. This could create an adverse effect on the sales price that would not occur if the general partner were independent. In any event, the general partner is accountable to the partnership as a fiduciary and consequently is under a fiduciary duty to exercise good faith and integrity in conducting the partnership's affairs and to conduct such affairs in a manner consistent with the best interest of the partnership.

CONTINUING EXPENSES

         During the ten months ended October 31, 2002, the partnership has reimbursed the general partner $48,000 for direct expenses. These expenses include administrative services provided by the general partner and includes items such as legal, accounting, transfer agent services, mailings to limited partners, and similar services. The partnership currently reimburses the general partner for approximately $3,000 per month in direct expenses. These expenses will continue to accrue and be paid until all of the partnership assets are liquidated and the partnership is wound up. If the partnership term is extended, this could mean that the expenses will be paid for a period of up to four more years. As the leases and notes come due, the revenue available to support these expenses will decrease.

REGISTRATION REQUIRED

         Prior to any sales of Murdock Communications Corporation stock, the general partner must either have Murdock Communications Corporation register such stock with the Securities and Exchange Commission or sell such stock pursuant to an applicable exemption from registration. This process will delay any sale or disposition of such stock.

BERTHEL FISHER & COMPANY'S UPCOMING DEBT PAYMENT

         Berthel Fisher & Company, Inc., the parent of the general partner, has $2.2 million of unsecured debt that is due December 31, 2002. If Berthel Fisher & Company, Inc. is unable to pay this debt, it will be in default. If Berthel Fisher & Company, Inc. is in default, its creditors could take legal action to enforce their right to repayment. Ultimately, this could result in the bankruptcy of Berthel Fisher & Company, Inc.. Since the general partner is a subsidiary and asset of Berthel Fisher & Company, Inc., the bankruptcy of Berthel Fisher & Company, Inc. could cause the general partner to be unable to continue as a going concern. If this were to happen, the partnership would need to elect or appoint a new general partner. The new general partner could require additional fees and charges that would have a significant negative impact on the liquidation proceeds received by the limited partners.



                    PROPOSAL FOR THE AMENDMENT OF THE AMENDED
                  AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP


WHAT AMENDMENT TO THE PARTNERSHIP AGREEMENT IS PROPOSED?

         The partnership agreement currently calls for the partnership to terminate on December 31, 2002. The general partner has proposed an amendment to the partnership agreement to extend the term of the partnership to December 31, 2006.

WHAT IS THE RECOMMENDATION OF THE GENERAL PARTNER?

         For the reasons set forth below in "Why Does The General Partner Believe The Limited Partners Should Amend The Partnership Agreement to Extend The Term of The Partnership?" the general partner believes that it is in the interest of the limited partners to extend the term of the partnership. Accordingly, the general partner recommends that you vote to approve the amendment. Your proxy will be voted "for" approval of the amendment unless you specify otherwise.

WHY DOES THE GENERAL PARTNER BELIEVE THE LIMITED PARTNERS SHOULD AMEND THE PARTNERSHIP AGREEMENT TO EXTEND THE TERM OF THE PARTNERSHIP?

         The following table presents information regarding the net assets of the partnership as of October 31, 2002:

                  Cash........................................ $  64,845
                  Contract balance remaining on
                     all lease contracts (a)..................     3,787
                  Estimated residual value(b).................     1,100
                  Other assets................................      (252)
                  Notes receivable(c).........................   276,899
                  Adjustment to net realizable value..........   (27,502)
                  Other receivables(d)........................   108,482
                  Stock investments(e)........................   189,600
                  Reserve for estimated costs
                    during the period of liquidation..........  (137,320)
                  Other liabilities...........................   (70,043)
                                                               ---------
                  Net assets.................................. $ 409,626
                                                               =========

-----------------
     (a) Contract balance remaining refers to the total of all payments remaining to be made on all existing leases. As of October 31, 2002, the partnership owned 3 leases with 3 different lessees. As of October 31, 2002, the average maturity of these leases was 6 months, with the longest maturity being 10 months.
     (b) The estimated residual value is the value at the end of each lease of all equipment currently leased by the partnership, net of costs of handling and sale, as estimated by the general partner.
     (c) The partnership currently owns 4 notes receivable from 3 different companies. As of October 31, 2002, the average maturity of these notes is 13 months, with the longest maturity being 41 months.
     (d) Other assets owned by the partnership consist of a receivable due from a company that also owes on a note, and other receivables.
     (e) Stock investments include equity positions owned by the partnership. This value reflects the market price on October 31, 2002, discounted by twenty percent. The equity securities are subject to restrictions on sale by the partnership.


         If the partnership terminates on December 31, 2002, Iowa law and the partnership agreement require the general partner to liquidate all of the remaining assets over an indeterminate, but accelerated, timeframe. If the term of the partnership is extended, the general partner believes that it may be able to generate more cash by having the flexibility to liquidate the assets over the proposed extended period than it could generate by liquidating the assets over an accelerated timeframe. The general partner's beliefs are based on the following:

          - The partnership currently owns 592,500 shares of common stock in Murdock Communications Corporation. Although Murdock Communications Corporation had business operations when the partnership first began doing business with it, it now is a shell corporation with no business operations. Over the past 12 months, Murdock Communications Corporation has announced that it is in merger negotiations with Polar Molecular Corporation, a privately held company. If the merger is consummated, the general partner believes the price of Murdock Communications Corporation stock is likely to increase. By extending the term of the partnership, the general partner believes it will have the flexibility to take advantage of the price appreciation of the merger. However, no assurance can be provided that the price will increase or that the value of the stock will not decline.

          - If the term of the partnership is extended, the general partner will have greater flexibility to generate additional cash from continuing to collect existing leases and notes.

          - If the term of the partnership is extended, the general partner would continue to consider the orderly liquidation of leases and notes prior to their maturity, but the general partner would sell the leases and notes only when appropriately priced liquidation alternatives were available.


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


          - The general partner would continue to make distributions to limited partners, depending upon the availability of funds from the collection of leases and notes and the availability of proceeds from the sale of assets.

          - The partnership agreement provides that no management fees are to be paid during the liquidation phase. Accordingly, although the general partner may be actively involved in the operation of the partnership for a longer term, the partnership will not pay management fees during the extended term. The partnership will continue to reimburse the General Partner such allowable partnership expenses as permitted by Article 10.1 of the Partnership Agreement.

WHAT EFFECT WILL AN EXTENSION OF THE TERM OF THE PARTNERSHIP HAVE ON ME?

         The general partner believes that the amount of distributions would be increased over the amount that would be distributed if the amendment is not approved and liquidation occurs before December 31, 2002. The amendment, however, does not provide absolute assurance of this. In fact, the distributions made under an extended term could actually be less than if the amendment is not approved and liquidation occurs before December 31, 2002. Another effect of an extension of the partnership on each limited partner is that payment on the final liquidation distribution could be delayed by a period of time up to December 31, 2006, the end of the four-year period of the extension.

WHAT IF THE LIMITED PARTNERS DO NOT APPROVE THE AMENDMENT?

         If the limited partners do not approve the amendment, the partnership would be legally dissolved as of December 31, 2002, but the partnership would continue, as provided by Iowa law, while the general partner sells the partnership's assets and winds up the partnership's affairs. The general partner would finalize its liquidation activities as soon as possible after December 31, 2002 in order to maximize the value of the assets and make final cash distributions to limited partners. The partnership agreement prohibits the distribution of non-cash assets to the limited partners. The general partner believes this may result in the sale at disadvantageous prices of the partnership's assets, including the portfolio of leases and notes, the Murdock Communications Corporation stock owned by the partnership and the other assets held by the partnership.




                        FORM OF AMENDMENT TO THE AMENDED
                  AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                   RESOLUTION

               Article III of the partnership's Amended and Restated Agreement of Limited Partnership is amended to read as follows:

               "The Partnership commences at the time of the filing of the Certificate of Limited Partnership in the office of the Secretary of State of the State of Iowa, and will continue until December 31, 2006, unless sooner dissolved and terminated as provided herein."



                              MISCELLANEOUS MATTERS

OTHER MATTERS

         As of the date of this proxy statement, the general partner knows of no business that will be presented for consideration at the meeting other than Item 1 referred to above. If any other matter is properly brought before the meeting for action by limited partners, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the general partner or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

AVAILABLE INFORMATION

         The partnership is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Copies of such reports, proxy statements and other information filed by the partnership can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Citicorp Center, 500 West Madison, 14th Floor, Chicago, Illinois 60661. Copies of such documents also may be obtained, at prescribed rates, from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, DC 20549. The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy statements and other information regarding companies such as the partnership that file electronically with the SEC. This Proxy Statement was filed electronically with the SEC.

ANY QUESTIONS ABOUT THIS PROXY SOLICITATION OR REQUESTS FOR COPIES OF DOCUMENTS MAY BE DIRECTED TO MR. LES SMITH OR MR. RONALD O. BRENDENGEN, AT (319) 447-5700, OR IN WRITING, IN CARE OF THE PARTNERSHIP, AT 701 TAMA STREET, BUILDING B, PO BOX 609, MARION, IOWA 52302-0609.

                                  FORM OF PROXY

                     TELECOMMUNICATIONS INCOME FUND X, L.P.
                           an Iowa Limited Partnership

THIS PROXY IS SOLICITED ON BEHALF OF THE PARTNERSHIP BY THE GENERAL PARTNER, BERTHEL FISHER & COMPANY LEASING, INC. YOUR VOTE WILL BE RECORDED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW. IF NO INSTRUCTIONS ARE INDICATED ON THIS PROXY, BY YOUR SIGNATURE YOU WILL BE DEEMED TO HAVE CONSENTED TO VOTE IN FAVOR OF ITEM 1.

         The undersigned limited partner of Telecommunications Income Fund X, L.P., an Iowa limited partnership, hereby appoints Thomas J. Berthel and Ronald
O. Brendengen, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all units of limited partnership interest of Telecommunications Income Fund X, L.P. that the undersigned is entitled to vote at the special meeting of limited partners of Telecommunications Income Fund X, L.P. to be held on Monday, December 30, 2002, at 3:00 P.M., local time, at 701 Tama Street, Building B, Marion, Iowa, and at any adjournment(s) or postponement(s) thereof.

I.  THE GENERAL PARTNER RECOMMENDS A VOTE FOR ITEM 1.

Item 1.  Amendment to the Amended and Restated Agreement of Limited
         Partnership of Telecommunications Income Fund X, L.P. The purpose of the amendment is to extend the term of the partnership to December 31, 2006.

         [  ] FOR

         [  ] AGAINST

         [  ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED LIMITED PARTNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.


The undersigned hereby acknowledges receipt of (i) the Notice of Meeting of Limited Partners and (ii) the Proxy Statement.

Dated:                  , 2002
      ------------------                     -----------------------------------
                                             (Signature)


                                             -----------------------------------
                                             (Signature if held jointly)


                                             -----------------------------------


                                             -----------------------------------


                                             -----------------------------------

         IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the Telecommunications Income Fund X, L.P. meeting. When units are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED PRE-PAID ENVELOPE OR DELIVER TO: Mr. Les Smith, Secretary, Berthel Fisher & Company Leasing, Inc., 701 Tama Street, Building B, PO Box 609, Marion, Iowa 52302-0609. A postage pre-paid envelope has been enclosed with the Proxy materials for your convenience. However, in order to insure that Proxies are received in time, Limited Partners may wish to send the Proxy by using an overnight courier delivery or, if the Proxy is to be delivered by United States mail, you may wish to use certified or registered mail, return receipt requested.

To be counted, a duly completed and signed Proxy (or facsimile thereof) must be received by the general partner at the address (or facsimile number) set forth below before 3:00 P.M. Central Standard Time, on December 30, 2002 unless extended or terminated earlier.

By Mail:                   Mr. Les Smith
                           Secretary
                           Berthel Fisher & Company Leasing, Inc.
                           701 Tama Street, Building B
                           PO Box 609
                           Marion, Iowa 52302-0609

 By Hand Delivery:         Berthel Fisher & Company Leasing, Inc.
                           701 Tama Street, Building B
                           Marion, Iowa 52302

By Facsimile:              Mr. Les Smith
                           (319) 447-4250

For Information Call:      Mr. Les Smith or Mr. Ronald O. Brendengen
                           Berthel Fisher & Company Leasing, Inc.
                           701 Tama Street, Building B
                           Marion, Iowa 52302
                           (319) 447-5700


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